UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 2, 2018
____________________________________________________________________________
A10 NETWORKS, INC.
(Exact name of registrant as specified in its charter)
____________________________________________________________________________

Delaware	001-36343	20-1446869
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 West Plumeria Drive
San Jose, CA 95134
(Address of principal executive offices, including zip code)
(408) 325-8668
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Results of the Audit Committee Investigation
A10 Networks (the “Company”) announced today that the Audit Committee of its Board of Directors has completed its internal investigation previously disclosed on January 30, 2018. The Audit Committee conducted the investigation with the assistance of outside counsel, as well as independent counsel. Counsel retained forensic accountants to assist with their work.
On July 2, 2018, as a result of facts identified during the investigation, the Audit Committee, in consultation with the Company’s management, concluded that the Company’s previously issued consolidated financial statements and other financial information, and the related report of its independent registered public accounting firm, each as contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and its condensed consolidated financial statements contained in its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2016 and March 31, 2017 should no longer be relied upon and should be restated, because of errors in those financial statements. The errors generally concerned the timing of the recognition of revenue in a limited number of sale transactions between the Company and its resellers and distributors. Revenue on certain sale transactions was recognized prematurely, as it was determined that the reseller’s or distributor’s price was not fixed or determinable, or that collectability was not reasonably assured, because the reseller’s or distributor’s payment to the Company was contingent on resale of the product or the transaction included extended payment terms beyond the Company’s customary terms.
As a result, the Company’s Total Revenue was overstated by approximately $1 million for the three months ended September 30, 2016, overstated by approximately $3 million for the year ended December 31, 2016, and understated by approximately $4 million for the three months ended March 31, 2017. The Company’s Net Loss was understated by approximately $1 million for the three months ended September 30, 2016, understated by approximately $2 million for the year ended December 31, 2016, and overstated by approximately $3 million for the three months ended March 31, 2017. As part of the restatement process, the Company is continuing to assess the adjustments identified above and will assess any other potential items for correction as needed.
In addition, the Company is evaluating the impact of the errors identified in the investigation on its internal control over financial reporting and disclosure controls and procedures, and expects to report one or more material weaknesses in internal control over financial reporting related to this matter and to report that its disclosure controls and procedures were not effective. The Company is evaluating, has begun to implement and will continue to implement remedial measures identified by the investigation.
The Audit Committee has discussed the matters disclosed in this Item 4.02(a) with the Company’s independent registered public accounting firm.
Forward Looking Statements
This Form 8-K contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of such words as "will," "expects," "plans," "intends," "believes," and similar expressions that do not relate to historical matters. Forward-looking statements in this Form 8-K include, but are not limited to, statements, inferences, beliefs or expectations regarding: consequences and effects of the Audit Committee investigation, including on previously announced Company financial results and the anticipated adjustments thereto discussed above.
The above forward-looking statements reflect the current intent, beliefs and expectations of the Company's management. They involve known and unknown risks, uncertainties and other factors that may cause future events, including the Company's performance and results to differ materially from those expressed or implied by the forward-looking statements. Factors that may cause actual future events to differ from those in the forward-looking statements include the outcome of the Company’s completion of the quantification and evaluation of the specific impact of the errors in the Company’s revenue recognition practices on the Company’s financial results and previously issued financial statements, including the possibility of material adjustments thereto; the discovery of additional and unanticipated information during the procedures required to be completed before the Company is able to file its required reports; review by, and the conclusions of, our independent registered public accounting firm regarding our revenue recognition and related accounting practices; the application of accounting or tax principles in an unanticipated manner. See also the factors described under the heading "Item 1A - Risk Factors" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, or as otherwise described in the Company’s other public filings. The Company may not update these forward-looking statements, even though its situation may change in the future, unless it has obligations under the federal securities laws to update and disclose material developments related to previously disclosed information.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press Release, issued on July 2, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A10 NETWORKS, INC.
By: /s/ Robert Cochran
Name:	Robert Cochran
Title:	Executive Vice President, Legal and Corporate Collaboration and Secretary and Director

Date: July 2, 2018